UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2051 Palomar Airport Road, Suite 100, Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed on a current report on Form 8-K, dated November 8, 2011, David Liddle, Ph.D., a managing member of Presidio Management Group VIII, L.L.C., or PMG VIII, the general partner of U.S. Venture Partners VIII, L.P., did not stand for reelection at our 2012 annual meeting of stockholders held on May 10, 2012. We have been advised that on May 15, 2012, U.S. Venture Partners VIII, L.P. and USVP VIII Affiliates Fund, L.P., investors since our first venture capital financing in November 2004, authorized the distribution of an aggregate of 353,378 of our Class A common stock to its partners, effective for trade upon the opening of the market on May 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2012	MAXLINEAR, INC.

	By:	/s/ Adam C. Spice
Adam C. Spice
Vice President and Chief Financial Officer